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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

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     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of report (Date of earliest event reported): January 21, 1997



                    CELLULAR TECHNICAL SERVICES COMPANY, INC.
             (Exact Name of Registrant as Specified in its Charter)



          Delaware                      0-19437                  11-2962080
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
    of Incorporation)                                        Identification No.)


           2401 Fourth Avenue
           Seattle, Washington                                     98121
(Address of Principal Executive Offices)                         (Zip Code)

                                 (206) 443-6400
              (Registrant's telephone number, including area code)



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           This  Current  Report  on Form  8-K is filed  by  Cellular  Technical
Services Company, Inc., a Delaware corporation (the "Company"), in connection with the matters described herein.


ITEM 5.    OTHER EVENTS

           On January 21, 1997, the Company and Mr. Robert P.Dahut, the Company's President and Chief Operating Officer, entered into a letter agreement modifying the employment relationship between the Company and Mr. Dahut. Reference is made to the Letter Agreement attached as an Exhibit to this Report.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS

(c)        Exhibits.

99 Letter Agreement dated January 21, 1997, between the Company and Robert P. Dahut.


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                                   SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   February 5, 1997
                                           CELLULAR TECHNICAL SERVICES,
                                              COMPANY, INC.


                                           By:  /s/ Michael E. McConnell
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                                                Michael E. McConnell,
                                                Chief Financial Officer


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